UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2020
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
_____________________________

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9700 West Higgins Road
Rosemont, Illinois 60018
(Address of principal executive offices)
Registrant’s telephone number, including area code (847) 939-9000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	WTFC	The NASDAQ Global Select Market
Series D Preferred Stock, no par value	WTFCM	The NASDAQ Global Select Market
Series E Preferred Stock, no par value	WTFCP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

Wintrust Financial Corporation (the "Company") held its 2020 Annual Meeting of the Shareholders (the "Annual Meeting") on May 28, 2020. At the Annual Meeting, the Company’s shareholders (i) elected all thirteen of the Company’s director nominees, (ii) approved an advisory (non-binding) proposal approving the Company’s 2019 executive compensation as described in the Company’s proxy statement, and (iii) ratified the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year 2020. The results of the vote at the Annual Meeting were as follows:

Proposal No. 1 — Election of Directors

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Peter D. Crist	46,740,451	1,933,875	41,954	2,888,969
Bruce K. Crowther	46,850,541	1,820,784	44,955	2,888,969
William J. Doyle	47,744,835	904,041	67,404	2,888,969
Marla F. Glabe	48,602,212	72,268	41,800	2,888,969
H. Patrick Hackett, Jr.	47,370,841	1,303,026	42,413	2,888,969
Scott K. Heitmann	47,750,490	922,810	42,980	2,888,969
Deborah L. Hall Lefevre	48,302,868	346,658	66,754	2,888,969
Christopher J. Perry	48,021,465	652,402	42,413	2,888,969
Ingrid S. Stafford	47,428,066	1,246,515	41,699	2,888,969
Gary D. “Joe” Sweeney	47,707,949	938,693	69,637	2,888,970
Karin Gustafson Teglia	48,189,021	458,791	68,468	2,888,969
Alex E. Washington, III	48,298,620	349,192	68,468	2,888,969
Edward J. Wehmer	48,045,556	633,184	37,540	2,888,969

Proposal No. 2 — Advisory Vote on 2019 Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,889,293	1,686,205	140,782	2,888,969

Proposal No. 3 — Ratification of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,732,613	1,824,017	48,619	—

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/Kathleen M. Boege
Kathleen M. Boege Executive Vice President, General Counsel and Corporate Secretary
Date: June 2, 2020

3